UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
June 5, 2008

LEXICON UNITED, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-33131	06-1625312
(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer
incorporation or organization)		Identification No.)

4500 Steiner Ranch Blvd., Suite 1708, Austin, TX	78732
(Address of principal executive offices)	(Zip Code)

(512) 266-3507
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

     The information in this Form 8-K (including the exhibit hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     On June 5, 2008, the Registrant announced that its subsidiary, ATN Capital e Participacoes Ltd., a Brazilian company which specializes in debt recovery, has acquired from Ativos S/A Securitizadora, for an undisclosed amount, a portfolio of distressed debt assets of Banco do Brasil SA with a face value of R$ 498,685,303.94 (approximately US$ 305 million).

A copy of the press release is included as Exhibit 99.1 to this Report.

Item 9.01.	Financial Statements and Exhibits.

(d)	The following exhibits are furnished herewith:

99.1	Press release, dated June 5, 2008.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEXICON UNITED, INC. Registrant

June 25, 2008	By:	/s/ Elie Saltoun
Elie Saltoun Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated June 25, 2008